LIMITED RECOURSE ASSIGNMENT

FOR Seven hundred eighty-five thousand four hundred and sixty-six dollars and 91 cents Dollars ($785,466.91)(the “Purchase Price”), and other good and valuable consideration, as more particularly set forth herein, Working Capital Solutions, Inc., a Delaware corporation (the “Assignor”), hereby sells, assigns, and transfers WITHOUT RECOURSE to Panta Distribution, LLC, a Delaware limited liability company with an address of 1900 Glades Road, Boca Raton, Florida 33431 (the “Assignee”), in accordance with the terms hereof, all right, title, and interest of the Assignor in and to each of the documents (collectively, the “Assigned Documents”) related to the Assignor’s factoring and financing arrangement with Zoo Publishing, Inc., a New Jersey corporation (hereinafter, the “Borrower”), as such Assigned Documents are more particularly described on Exhibit “A” annexed hereto and incorporated herein by reference, and all rights, remedies, powers, and discretions of the Assignor thereunder, as if the Assignor had specifically and separately assigned to the Assignee each of the Assigned Documents, including, all of Assignor’s right to all payments, principal, unpaid interest, fees and any other amounts now hereafter due under the Assigned Documents, all collateral security therefor, if any, and all other associated rights (collectively, together with the Assigned Documents, the “Assigned Rights”).

ASSIGNOR’S REPRESENTATIONS AND WARRANTIES.  THE ASSIGNOR WARRANTS AND REPRESENTS SOLELY THE FOLLOWING:

Outstanding Indebtedness: The following amounts are outstanding under the Assigned Documents as of June 24, 2011:

Principal	$713,014.92

Accrued Fees	$40,523.19

Audit Fees	$6,928.80

Attorneys fees and expenses	$25,000.00	1

Total:	$785,466.91

Authorization.  Assignor has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement and all instruments and other documents executed and delivered by Assignor in connection therewith.  The execution by the Assignor of this Limited Recourse Assignment and all instruments and other documents executed and delivered by Assignor in connection therewith and the performance by the Assignor of the Assignor’s obligations hereunder and thereunder, respectively, have been duly authorized.

Title.
Assignor is the sole owner of all of the Assigned Rights, free and clear of all liens, encumbrances, claims, pledges, charges and security interests.  The Assigned Rights are not subject to any prior assignment or pledge by Assignor. The Assignor has no knowledge of any proceedings commenced or followed by the Assignor with respect to the Assignor’s loan arrangement with the Borrower.  For purposes of this provision, knowledge shall be deemed to mean matters known or that should have known by the Assignor.

1 Refundable in whole or in part as provided in Paragraph 9 herein.

Assigned Documents.   The Assigned Documents constitute all of the documents between the Assignor and the Borrower related to the Assignor’s factoring and financing arrangement with the Borrower. Assignor has made available for Assignee’s review true and correct copies of all of the Assigned Documents.  Except as set forth in the Assigned Documents delivered or made available to Assignee by Assignor, Assignor has not given its written consent to change, amend, or modify, nor has it waived in writing, any term or provision of the Assigned Documents, including in respect to the amount or time of any payment, including, without limitation, payments of principal or amount or time of any payment of interest.

Credit Balance.  The Assignor represents and warrants that as of the date of this Limited Recourse Assignment the amount of the credit balance due from the Assignor to the Borrower is $0.00.  Simultaneous with the execution of this Limited Recourse Assignment, the Assignor shall transfer to the Assignee via ACH the amount of the credit balance.

Independent Representation. The Assignor has entered into this transaction after consultation with independent counsel of the Assignor’s own selection and with the sole exception of the representations and warranties specifically made in Paragraph 5 herein is not relying upon any representation or warranty of the Assignee in consummating this transaction.

Taxes.    The Assignor acknowledges and agrees that the Assignee is not responsible or liable in any way to the Assignor for the payment or adjustment of outstanding taxes (or any other type of charges or liens whatsoever) arising prior to the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents. The Assignee shall be responsible and liable for the payment or adjustment of outstanding taxes (or any other type of charges or liens whatsoever) arising after to the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents.

EXCLUSION OF ASSIGNOR’S WARRANTIES AND REPRESENTATIONS. EXCEPT AS SPECIFICALLY PROVIDED ABOVE, THIS LIMITED RECOURSE ASSIGNMENT IS MADE BY THE ASSIGNOR WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESSED, IMPLIED, OR IMPOSED BY LAW.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING LIMITED EXCLUSION OF REPRESENTATIONS AND WARRANTIES, THIS LIMITED RECOURSE ASSIGNMENT IS MADE:

WITHOUT any representations or warranties with respect to the genuineness of any signature other than those made by or on behalf of the Assignor.

WITHOUT any representations or warranties with respect to the collectability of any amount owed under any of the Assigned Documents by the Borrower or any guarantor of the Borrower’s obligations to the Assignor.

WITHOUT any representations as to the financial condition of the Borrower or of any guarantor of the obligations of the Borrower to the Assignor.

WITHOUT any of the representations or warranties described in Article 3 of the Uniform Commercial Code as enacted in The Commonwealth of Massachusetts.

WITHOUT any representations or warranties with respect to the legality, validity, sufficiency, or enforceability of any of the Assigned Documents.

WITHOUT any representations or warranties with respect to the validity, enforceability, attachment, priority, or perfection of any security interest, attachment, relief, or encumbrance, included in the Assigned Documents, or the compliance with applicable law with respect to the Assignor’s loan arrangement with the Borrower.

WITHOUT any representations or warranties with respect to the existence, value, access to, or condition of any collateral granted (or purported to be granted) to the Assignor under the Assigned Documents, including, without limitation, as to any environmental matters (including, without limitation as to the existence of any hazardous materials).

ASSIGNEE’S ACKNOWLEDGMENT.  THE ASSIGNEE ACKNOWLEDGES THE FOREGOING LIMITATION OF REPRESENTATIONS AND WARRANTIES AND FURTHER ACKNOWLEDGES AND AGREES THAT EXCEPT AS SPECIFICALLY PROVIDED IN PARAGRAPH 1, ABOVE, THE ASSIGNOR HAS NOT MADE ANY ADDITIONAL REPRESENTATIONS OR WARRANTIES WHATSOEVER.

NO ENDORSEMENT.  THIS LIMITED RECOURSE ASSIGNMENT DOES NOT CONSTITUTE AN ENDORSEMENT BY THE ASSIGNOR OF ANY OF THE ASSIGNED DOCUMENTS.

REPRESENTATIONS BY ASSIGNEE.  THE ASSIGNEE REPRESENTS THE FOLLOWING:

The Assignee has determined to purchase this Limited Recourse Assignment and the Assigned Rights following the Assignee’s own independent review and inspection of whatever matters the Assignee deemed necessary or appropriate, and not in reliance upon any information provided by the Assignor, other than, the Assignee has relied upon the Assignor’s representations and warranties in Paragraph 1 herein.

The Assignee has made the Assignee’s own independent investigation and evaluation as to the facts and circumstances relating to this Limited Recourse Assignment.

The Assignee has entered into this transaction after consultation with independent counsel of the Assignee’s own selection and with the sole exception of the representations and warranties specifically made in Paragraph 1 herein is not relying upon any representation or warranty of the Assignor in consummating this transaction.

Assignee has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement and all instruments and other documents executed and delivered by Assignee in connection therewith.  The execution by the Assignee of this Limited Recourse Assignment and all instruments and other documents executed and delivered by Assignee in connection therewith and the performance by the Assignee of the Assignee’s obligations hereunder and thereunder, respectively, have been duly authorized.

The Assignee has purchased this Limited Recourse Assignment for the Assignee’s own account, and not with a view to resale.

The Assignee has completed all evaluation and investigation deemed necessary and appropriate to enter into this transaction.

The Assignee acknowledges and agrees that the Assignor is not responsible or liable in any way to the Assignee for the payment or adjustment of outstanding taxes (or any other type of charges or liens whatsoever) arising after the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents.  The Assignor shall be responsible and liable for the payment or adjustment of outstanding taxes arising prior to the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents.

DELIVERY OF ASSIGNED DOCUMENTS.  AS SOON AS PRACTICABLE, BUT IN ANY EVENT WITHIN THREE (3) BUSINESS DAYS AFTER ASSIGNEE’S EXECUTION AND DELIVERY OF THIS LIMITED RECOURSE ASSIGNMENT TO THE ASSIGNOR, TOGETHER WITH THE PAYMENT OF THE PURCHASE PRICE AND ALL OTHER AMOUNTS DUE FROM THE ASSIGNEE HEREUNDER IN GOOD AND COLLECTED FUNDS, THE ASSIGNOR SHALL DELIVER TO THE ASSIGNEE ALL OF THE ORIGINAL ASSIGNED DOCUMENTS IN THE ASSIGNOR’S POSSESSION.  THE ASSIGNEE ACKNOWLEDGES AND AGREES THAT THE ASSIGNOR MAY NOT HAVE IN ITS POSSESSION ORIGINALS OF ALL LOAN DOCUMENTS, WHICH IN SUCH CASE ASSIGNOR SHALL DELIVER COPIES OF SUCH ASSIGNED DOCUMENTS, PROVIDED, HOWEVER, THE ASSIGNOR SHALL DELIVER TO THE ASSIGNEE THE FULLY EXECUTED ORIGINALS OF THE FACTORING AND SECURITY AGREEMENT DATED AS OF SEPTEMBER 9, 2009 AND ANY AMENDMENTS THERETO, ANY NOTES AND EACH OF THE DOCUMENTS LISTED ON EXHIBIT “A”.

TURNOVER OF COLLECTIONS.   THE ASSIGNOR SHALL HOLD IN TRUST FOR THE ASSIGNEE, ANY “COLLECTIONS” (AS DEFINED IN THE ASSIGNED DOCUMENTS) AND ANY OTHER FUNDS RECEIVED RELATING TO BORROWER, OTHER THAN FUNDS DUE AND OWING TO THE ASSIGNOR IN ACCORDANCE WITH THE TERMS OF THIS LIMITED RECOURSE ASSIGNMENT, WHETHER RECEIVED BY ACH TRANSFER OR BY CHECK.  ALL SUCH COLLECTIONS SHALL BE DELIVERED TO THE ASSIGNEE IN THE FORM RECEIVED IN ACCORDANCE WITH THE ACH INSTRUCTIONS AND MAILING ADDRESS PROVIDED BY THE ASSIGNEE SET FORTH ON EXHIBIT “B” ANNEXED HERETO.

WAIVER OF TRIAL BY JURY.  THE ASSIGNEE AND ASSIGNOR MAKE THE FOLLOWING WAIVER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, AND UNDERSTAND THAT THE PARTIES, IN ENTERING INTO THE WITHIN AGREEMENT ARE RELYING THEREON.  THE ASSIGNEE AND ASSIGNOR, IF AND TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE ASSIGNOR OR THE ASSIGNEE ARE OR BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ASSIGNOR OR THE ASSIGNEE OR IN WHICH THE ASSIGNOR OR ASSIGNEE ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, THE AGREEMENT SET FORTH HEREIN, OR ANY RELATIONSHIP BETWEEN THE ASSIGNEE, WHETHER ALONE OR WITH OTHERS, AND THE ASSIGNOR, WHETHER ALONE OR WITH OTHERS, RELATIVE TO THE LOAN, THE WITHIN ASSIGNMENT, OR OTHERWISE.

RELATED AGREEMENTS BETWEEN THE ASSIGNOR AND BORROWER.  IN CONNECTION WITH THIS LIMITED RECOURSE ASSIGNMENT, THE ASSIGNOR AND THE BORROWER ARE ENTERING INTO THAT CERTAIN TERMINATION AGREEMENT UNDER FACTORING AND SECURITY AGREEMENT (THE “TERMINATION AGREEMENT”) AND THE BORROWER IS DELIVERING THAT CERTAIN DEFICIENCY PROMISSORY NOTE IN FAVOR OF THE ASSIGNOR (THE “DEFICIENCY NOTE”).  THE ASSIGNOR HEREBY AGREES THAT (I) ANY OBLIGATIONS OR LIABILITIES UNDER THE TERMINATION AGREEMENT AND THE DEFICIENCY NOTE ARE SOLELY THE RESPONSIBILITY OF THE BORROWER AND ANY GUARANTORS THEREOF (II) THE ASSIGNEE WILL NOT BE OBLIGATED IN ANY WAY FOR ANY OBLIGATIONS OR LIABILITIES UNDER THE TERMINATION AGREEMENT OR DEFICIENCY NOTE, AND (III) THE ASSIGNOR WILL NOT HAVE ANY RECOURSE TO ANY CHECKS, WIRE TRANSFERS OR ANY FUNDS THAT WOULD COME INTO THE ASSIGNOR’S POSSESSION UNDER THIS LIMITED RECOURSE ASSIGNMENT AND THE RESERVE FOR EXPOSED PAYMENTS (AS DEFINED IN THE ASSIGNED DOCUMENTS) WILL NOT BE AVAILABLE FOR SET-OFF OF THE OBLIGATIONS OWED BY THE BORROWER AND ANY GUARANTORS THEREOF UNDER THE TERMINATION AGREEMENT OR DEFICIENCY NOTE.

INDEMNIFICATION.  THE ASSIGNEE HEREBY AGREES TO INDEMNIFY, DEFEND, AND HOLD THE ASSIGNOR, AND ANY OF THE ASSIGNOR’S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, OR AGENTS (EACH, AN “INDEMNIFIED PERSON”) HARMLESS OF AND FROM ANY CLAIM BROUGHT OR THREATENED AGAINST ANY INDEMNIFIED PERSON BY THE BORROWER, ANY CREDITOR OF THE BORROWER, ANY EQUITY HOLDER IN THE BORROWER, ANY GUARANTOR OR ENDORSER OF THE BORROWER’S OBLIGATIONS, OR ANY OTHER PERSON (AS WELL AS FROM ATTORNEYS’ REASONABLE FEES AND EXPENSES IN CONNECTION THEREWITH) ON ACCOUNT OF, RELATING TO, OR ARISING OUT OF (I) ANY ACT OR OMISSION OF ASSIGNEE OR ANY OF ITS AFFILIATES OR ASSIGNEES FOLLOWING THE EXECUTION OF THIS LIMITED RECOURSE ASSIGNMENT IN CONNECTION WITH THE ASSIGNED DOCUMENTS OR ASSIGNED RIGHTS OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY ACTION TAKEN BY ASSIGNEE IN CONNECTION WITH THE COLLECTION, ENFORCEMENT OR OTHER ACTIVITY RELATED TO ANY ASSIGNED DOCUMENT, AND (II)  ANY CLAIM BY THE BORROWER, ANY CREDITOR OF THE BORROWER, OR ANY THIRD PARTY TO ALL OR ANY PART OF ANY ITEM, CREDIT, OR PAYMENT, THE AMOUNT OF WHICH HAS BEEN CREDITED BY THE ASSIGNOR TO THE BORROWER’S ACCOUNT (FOR PURPOSES OF CALCULATING THE AMOUNT OF THE PURCHASE PRICE) OR WHICH IS HEREAFTER TURNED OVER BY THE ASSIGNOR TO THE BORROWER OR FOR THE BORROWER’S ACCOUNT, AND ANY REASONABLE COST, EXPENSE, OR SERVICE CHARGE WHICH THE ASSIGNOR MAY INCUR ON ACCOUNT OF THE FOREGOING. (EACH OF WHICH MAY BE DEFENDED, COMPROMISED, SETTLED, OR PURSUED BY THE INDEMNIFIED PERSON WITH COUNSEL OF THE ASSIGNOR’S SELECTION, BUT AT THE SOLE COST AND EXPENSE OF THE ASSIGNEE).  THE ASSIGNEE, BY EXECUTING THIS LIMITED RECOURSE ASSIGNMENT WHERE INDICATED BELOW, ACKNOWLEDGES AND AGREES THAT THE ASSIGNEE’S LIABILITY AND OBLIGATIONS UNDER THIS PARAGRAPH SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL SPECIFICALLY TERMINATED IN WRITING BY A DULY AUTHORIZED OFFICER OF THE ASSIGNOR.

REFUND OF SURPLUS FUNDS.  ONE HUNDRED TWENTY (120) DAYS AFTER THE DATE OF THIS LIMITED RECOURSE ASSIGNMENT, THE ASSIGNOR SHALL REFUND TO THE ASSIGNEE ANY UNUSED OR UNNEEDED PORTION OF THE INDEMNIFICATION RESERVE OR ATTORNEYS FEES AND EXPENSES PAID AS A PORTION OF THE PURCHASE PRICE, AS PROVIDED IN PARAGRAPH 1(A) ABOVE AFTER SATISFYING ALL FEES, COSTS, EXPENSES, LEGAL FEES, AND/OR OTHER ITEMS INCURRED BY THE ASSIGNOR, TOGETHER WITH AN ITEMIZATION OF ALL AMOUNTS PAID WITH SUPPORTING DOCUMENTATION IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ASSIGNEE.  THE BORROWER SHALL REMAIN LIABLE TO REIMBURSE THE ASSIGNOR FOR ALL ADDITIONAL FEES, COSTS, EXPENSES, LEGAL FEES, OR OTHER ITEMS TO THE EXTENT THAT THE FUNDS MAINTAINED IN THE INDEMNIFICATION RESERVE ARE INSUFFICIENT TO COVER ALL OF THOSE FEES, COSTS, EXPENSES, LEGAL FEES, AND/OR OTHER ITEMS.

CONDITIONS PRECEDENT.  THIS LIMITED RECOURSE ASSIGNMENT SHALL NOT BE EFFECTIVE UNTIL EACH OF THE FOLLOWING CONDITIONS PRECEDENT HAVE BEEN FULFILLED TO THE REASONABLE SATISFACTION OF THE ASSIGNOR:

The Assignor shall have received counterparts of this Limited Recourse Assignment duly executed and delivered by the Assignee and the Borrower;

The Assignor shall have received by wire transfer the Purchase Price;

The Assignee shall have received the wire transfer of the credit balance; and

The matters on the Closing Checklist annexed hereto marked Exhibit “C” shall have been satisfied, performed, or waived.

MISCELLANEOUS.

This Limited Recourse Assignment constitutes the entire agreement between the Assignor and the Assignee, shall be construed in accordance with the internal law of the State of Illinois without regard to any conflicts of laws or principles, and is intended to take effect as a sealed instrument.

This Limited Recourse Assignment may be executed in counterparts each of which shall constitute an original, and each of which when taken together shall constitute a single agreement.  The delivery of an executed counterpart of a signature page of this Limited Recourse Assignment by telecopier, e-mail, or other electronic format shall be effective as delivery of a manually executed counterpart of this Limited Recourse Assignment.

Executed as an instrument under seal this 24th day of June, 2011

WORKING CAPITAL SOLUTIONS, INC.

By:	/s/ Thomas G. Siska

Name:	Thomas G. Siska

Title:	President

Acknowledged, agreed, and accepted
on the terms and conditions set forth herein:

PANTA DISTRIBUTION, LLC

By:	/s/ David Billet
Name:	David Billet
Title:	Vice President

Acknowledgment, Consent, and Indemnification

The foregoing Limited Recourse Assignment is hereby consented to by the undersigned, and the undersigned hereby covenants and agrees that from and after the effectiveness of the foregoing Limited Recourse Assignment, the Assignor shall be unconditionally released from any and all obligations or liabilities, if any, which the Assignor may have under or relating to any of the Assigned Documents, and the undersigned hereby acknowledges and agrees that the undersigned has no offsets, defenses, claims, or counterclaims against the Assignor with respect to the Assigned Documents or otherwise, and that if the undersigned now or ever did have any offsets, defenses, claims, or counterclaims against the Assignor, whether known or unknown, at law and equity, all of them are hereby expressly WAIVED and the undersigned hereby RELEASES the Assignor from any liability thereunder.  The undersigned hereby agrees to indemnify, defend and hold the Assignor and the Assignor’s employees, officers, directors, attorneys, or agents (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any creditor of the Borrower, any equity holder in the Borrower, any guarantor or endorser of the Borrower’s obligations, or any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of, or relating to, or arising out of this Limited Recourse Assignment or any of the Assigned Documents and the Assigned Rights (each of which may be defended, compromised, settled or pursued by the Indemnified Person with counsel of the Assignor’s selection, but at the sole cost and expense of the Borrower).

ZOO PUBLISHING, INC.,

By:	/s/ David Fremed
Name:	David Fremed
Title:	CFO